GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class B, Class C, Institutional, Service
Class IR and Class R Shares of the

Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
(collectively, the “Funds”)

Supplement dated March 31, 2011 to the
Prospectus dated December 29, 2010 (the “Prospectus”)

Effective as of the date of this Supplement, the following replaces the fifth paragraph in the “Shareholder Guide—What Else Should I Know About Share Purchases?” section of the Prospectus:

Additionally, the following investors of the Small Cap Value Fund may make purchases and reinvestments of dividends and capital gains into the Small Cap Value Fund:

■	Any approved discretionary wrap program that holds Small Cap Value Fund shares as of the closing date may continue to make additional purchases of Small Cap Value Fund shares and to add new accounts that may purchase Fund shares provided the sponsor of such program has the appropriate controls in place to implement this Fund closure properly; and
■	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Employee Benefit Plans (as defined below) making an initial investment of $50 million or less; and (ii) certain financial institutions making an initial investment of $50 million or less in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Fund. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $50 million if the initial investment was expected to be less than $50 million at the time Goldman Sachs received a preliminary written commitment to invest in the Small Cap Value Fund. For this purpose, “Employee Benefit Plans” include Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

The following replaces the sixth paragraph in the “Shareholder Guide—What Else Should I Know About Share Purchases?” section of the Prospectus:

Exchanges into the Small Cap Value Fund from other Goldman Sachs Funds are not permitted, except for current Small Cap Value Fund shareholders and for Employee Benefit Plans.

The following replaces the seventh paragraph in the “Shareholder Guide—What Else Should I Know About Share Purchases?” section of the Prospectus:

The Goldman Sachs Mid Cap Value Fund is generally open for investment, except that:

■	With respect to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) and certain financial institutions providing hedging services to such Employee Benefit Plans, the Fund is open to new investment only by the following categories of such Employee Benefit Plans and institutions:

i)	Employee Benefit Plans making an initial investment of $75 million or less; and

ii)	Certain financial institutions making an initial investment of $75 million or less in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Fund.

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